Exhibit 10(a)
Consent of Sutherland, Asbill & Brennan


April 28, 1997



Kansas City Life Insurance Company
3520 Broadway
Kansas City, MO  64141-6139

Re:  Kansas City Life Variable Annuity Separate Account


Gentlemen:

We hereby consent to the reference to our name under the cap;tion "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 2 to Form N-4 for Kansas City Variable Annuity Separate Account. In giving this consent, we do not admit that we are in the category of persons whose consent is requed under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND, ASBILL & BRENNAN, L.L.P.

By:/s/ Stephen E. Roth
Stephen E. Roth